UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2006

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5001 North Second Street, Rockford, Illinois		61111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-877-7441

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

a. On January 19, 2006, the Registrant entered into an agreement with John A. Halbrook, Chairman of the Board of Directors, regarding his anticipated retirement as an officer and a member of Woodward Governor Company on January 25, 2006. Mr. Halbrook will continue as a non-executive Chairman of the Board for at least two years after his retirement from the Company. A copy of this agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Terms of the agreement included:

· Monthly retainer of $5,000 in addition to typical outside director compensation
· A special bonus of $150,000 paid as a cash lump sum on January 25, 2006 in recognition of his orchestration of a very smooth management transition
· Benefits consistent with those for all members retiring from the Company
· Long Term Incentives:
o Pro rata award for performance periods currently in effect under the Long Term Incentive Plan as previously reported
o Stock Options previously awarded will continue in accordance with the terms of Non-Qualified Stock Option Agreements until retirement from the Board of Directors
· Prorated payout under the current Management Incentive Plan based on the month of retirement and upon actual goal performance determined as of the last day of the current fiscal year, September 30, 2006

· In accordance with the Company’s Executive Automobile Policy, Mr. Halbrook has the option to purchase the currently leased car at the normal lease anniversary date of April 1, 2006, with a refund to Mr. Halbrook of $2,384.17, the difference in the lease payoff amount between 1/25/06 and 4/1/06
· One-time benefit of financial planning services in 2006 with an estimated value of $10,000 to $15,000

b. On January 25, 2006, Registrant announced that, at its Annual Meeting of Shareholders, by the affirmative vote of the majority of shares present at the meeting and entitled to vote, the shareholders approved the Woodward Governor Company 2006 Omnibus Incentive Compensation Plan. A copy of this Plan is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On January 25, 2006, Registrant announced that John A. Halbrook retired as an officer and a member of Woodward Governor Company. The Transitional Compensation Agreement between Mr. Halbrook and Woodward Governor Company is terminated effective January 25, 2006, the date of Mr. Halbrook’s retirement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By action of its Board of Directors, effective January 25, 2006, the Registrant amended its bylaws to reflect the adoption of the Woodward Governor Company 2006 Omnibus Incentive Compansation Plan and the retirement of the Chairman of the Board as an officer of the Company. A copy of the text of the amendments are filed as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Agreement of Retirement Provisions between the Registrant and John A. Halbrook
99.2 Woodward Governor Company 2006 Omnibus Incentive Compensation Plan, Dated January 25, 2006
99.3 Text of Amendments to the Bylaws of Woodward Governor Company, Dated January 25, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

January 25, 2006	By:	Carol J. Manning

Name: Carol J. Manning
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Agreement of Retirement Provisions between the Registrant and John A. Halbrook
99.2	Woodward Governor Company 2006 Omnibus Incentive Compensation Plan
99.3	Woodward Governor Company Bylaws as Amended through January 25, 2006